SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS.
SUBSEQUENT EVENTS

NOTE 14: SUBSEQUENT EVENTS

On January 18, 2022 the Company entered into entered into a Membership Interest Purchase Agreement (the “Agreement”) with Moise Emquies, George Levy, Matthieu Leblan and Carol Ann Emquies (“Sellers”), Sunnyside, LLC, a California limited liability company (“Sundry”), and George Levy as the Sellers’ representative, pursuant to which the Company will acquire all of the issued and outstanding membership interests of Sundry (such transaction, the “Acquisition”).

Pursuant to the Agreement, Sellers, as the holders of all of the outstanding membership interests of Sundry, will exchange all of such membership interests for (i) $7.5 million of shares of the Company’s common stock at the volume-weighted average (rounded to the nearest $0.0001) of the closing price of the Company’s common stock on the Nasdaq Capital Market (“NasdaqCM”) during the thirty (30) trading day period immediately prior to the closing, but in no event at a price less than $1.59; and (ii) $34.0 million in cash, $20.0 million of which will be paid at the closing and the balance of which will be evidenced by promissory notes due December 31, 2022 (“Seller Notes”); provided, however, that if the audited aggregate net revenue of Sundry for the year ended December 31, 2021

(the “Audited Net Revenue”) times 1.5 is greater than $34.0 million, the Company will pay the difference in cash pro rata to the Sellers and if the Audited Net Revenue times 1.5 is less than $34.0 million, the Seller Notes will be reduced pro rata for such difference. A portion of the purchase price will be paid to certain employees of Sundry who have a contractual right to receive a portion of the consideration payable in the Acquisition (“Payees”).

Of the $34.0 million in cash payable in the Acquisition, $2.0 million will be held in escrow to cover possible indemnification claims. If the Seller Notes, plus all unpaid interest thereunder, are not repaid in full on or prior to March 31, 2022, then on March 31, 2022, the Company will issue an additional $2.5 million of shares of common stock pro rata to the Sellers and the Payees. If the Seller Notes, plus all unpaid interest thereunder remain outstanding after March 31, 2022 and are not repaid in full on or prior to June 30, 2022, then on June 30, 2022, the Company will issue an additional $2.5 million of shares of common stock pro rata to the Sellers and the Payees. If the Seller Notes, plus all unpaid interest thereunder remain outstanding after June 30, 2022 and are not repaid in full on or prior to September 30, 2022, then on September 30, 2022, the Company will issue an additional $2.5 million of shares of common stock pro rata to the Sellers and the Payees. Any shares issued on either March 31, June 30 or September 30, 2022 shall be issued at the closing price of the Company’s common stock as quoted on the NasdaqCM as of the date immediately preceding the date of issuance but in no event at a price less than $1.59.

The Agreement contains customary representations, warranties and covenants by the Company, the Sellers and Sundry. The closing of the Acquisition is subject to customary closing conditions and financing and there is no assurance that we will be able to complete the Acquisition.

In February and March 2022, Oasis converted an aggregate of $482,646 in outstanding principal pursuant to the Oasis Note into 473,901 shares of common stock. In March 2022, FirstFire converted an aggregate of $406,112 in outstanding principal pursuant to the FirstFire Notes into 400,000 shares of common stock.